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                           PLAN INVESTMENT FUND, INC.

                        SUPPLEMENT DATED JANUARY 5, 2007

                     TO THE PROSPECTUS AND THE STATEMENT OF
                   ADDITIONAL INFORMATION DATED APRIL 17, 2006



On September 29, 2006, Merrill Lynch & Co., Inc. ("Merrill Lynch") contributed its investment management business to BlackRock, Inc., the parent company of BlackRock Institutional Management Corporation ("BIMC"), the investment advisor of Plan Investment Fund, Inc. (the "Fund"). As the result of this transaction, securities dealers affiliated with Merrill Lynch may be deemed to be affiliates of BIMC under the Investment Company Act, and the Fund would not be permitted to engage in transactions involving purchases or sales of securities in which such dealers are acting as principals. Since these dealers are very active in the markets in which the Fund trades, it could be disadvantageous for the Fund to be unable to execute such transactions with them under appropriate circumstances. Accordingly, the Board of Trustees of the Fund has taken action to allow the Fund to come within an applicable exemptive order of the Securities and Exchange Commission which permits such transactions under the Investment Company Act, provided that certain conditions are satisfied.

In addition, the Portfolio Investment Guidelines for the Government/REPO Portfolio and the Money Market Portfolio contained a trading guideline which proscribed trades with affiliates of the portfolio's investment advisor. The Trustees have amended the guidelines to permit such trades in accordance with the terms of the applicable SEC exemptive order. The Fund's Statement of Additional Information is being modified as set forth below to reflect this amendment.

Under the Section titled "Portfolio Transactions," on page 6 of the Fund's Statement of Additional Information, the fourth paragraph is modified to read as follows:

"The Fund will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into Repurchase Agreements or Reverse Repurchase Agreements with, BlackRock (the Investment Advisor) or any affiliates, officers or employees of BlackRock, provided that the Fund may execute portfolio transactions with dealers affiliated with BlackRock in accordance with the terms of an applicable exemptive order issued by the SEC."